Subsequent events	9 Months Ended
Sep. 30, 2023
Events After Reporting Period [Abstract]
Subsequent events	Subsequent events
On November 1, 2023, the Company announced that its Board of Directors has adopted a limited duration shareholder rights plan (the “Rights Plan”). Pursuant to the Rights Plan, Li-Cycle will issue one right for each common share of the Company outstanding as of the close of business on November 10, 2023. While the Rights Plan is effective immediately, the rights generally will become exercisable only if an applicable person or group acquires beneficial ownership of 20% or more of Li-Cycle’s outstanding common shares in a transaction not approved by the Board of Directors. In that situation, each holder of a right (other than the acquiring person or group) will have the right to purchase, for the purchase price of $12.50, a number of common shares of the Company having a then-current market value of twice the purchase price. In addition, at any time after an applicable person or group acquires 20% or more of the Company’s common shares, the Board of Directors may, at its option, deem all or part of the rights exercised at a ratio of one common share for each outstanding right (other than rights owned by such person or group, which will have become void) for a nil purchase price per right. The Rights Plan will expire on October 30, 2024.
Subsequent to the Company’s October 23, 2023 announcement that it will be pausing the Rochester Hub project, certain contractor liens have been filed in New York State in relation to the project for an aggregate amount of approximately $29.0 million.